Exhibit 10.23

AMENDMENT NO. 3

TO

ADMINISTRATIVE SERVICES AGREEMENT

This Amendment No. 3 to Administrative Services Agreement (“Amendment”), effective as of June 1, 2014 (the “Amendment Effective Date”), is by and between ARIA Retirement Solutions. Inc. (“ARIA”) and Transamerica Advisors Life Insurance Company (referred to herein as the “Company”).

WHEREAS, effective August 3, 2011 ARIA and the Company entered into an Administrative Services Agreement (the “Agreement”) that describes the terms and conditions under which ARIA would provide certain third party administration services to Company.

WHEREAS, the parties wish to add to the responsibilities assigned to the parties in Exhibit A of the Agreement.

IT IS THEREFORE AGREED AS FOLLOWS:

1.	As of the Amendment Effective Date, the following shall be added as a new obligation in Exhibit A of the Agreement under “Sales and Marketing”:

ID	Activity	ARIA	Company
2.3	Supervision of state mandated annuity training	X

2.	Furthermore, as of the Amendment Effective Date the parties agree as follows:

Supervision of state mandated annuity training

As permitted by state insurance laws and regulations. Company contracts with ARIA for ARIA to establish procedures which are reasonably designed to ensure compliance with standards for annuity training obligations, as follows:

(i)	Establish and maintain reasonable procedures for validating completion of annuity training obligations

(ii)	Verify and document agent has completed the required annuity training before allowing agent to solicit an annuity product.

(iii)	Provide to Company an annual certification by a senior manager with responsibility for annuity training supervision in a format acceptable to Company.

(iv)	Promptly cooperate with period reviews by the Company reasonably designed to verify the accuracy of the annual certification and ongoing compliance with this Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed and delivered by their duly authorized representative as of the Amendment Effective Date.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY			ARIA RETIREMENT SOLUTIONS, INC.

By:		By:

Name:	Anne M Spaes	Name:	Karen Chang

Title:	VP	Title:	Chief Financial Officer

Date:	9/12/14	Date:	September 9, 2014